EXHIBIT 32.1
                                                                    ------------


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of SpeechSwitch, Inc. (the "COMPANY"), on Form 10-Q for the period ending March 31, 2008, as filed with the Securities Exchange Commission on the date hereof (the "REPORT"), the undersigned, in the capacities and on the date indicated below, I, Bruce R. Knef, hereby certify, pursuant to and solely for the purpose of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                          By: /s/ Bruce R. Knef
                                              ----------------------------
                                              Bruce R. Knef
                                              President
                                              Chief Executive Officer and
                                              Chief Financial Officer


                                          May 15, 2008